UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2017

The Hackett Group, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA	0-24343	65-0750100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Brickell Bay Drive, Suite 3000 Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 375-8005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 9, 2017,  The Hackett Group, Inc. (the “Company”) issued a press release setting forth its consolidated financial results for the first fiscal quarter ended March 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 2.02 of this current report on Form 8-K, as well as Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 5.07      Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders of the Company was held on May 3, 2017. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Proposal 1 – Election of Directors. The shareholders of the Company elected the director nominee named below to serve until the 2020 Annual Meeting of Shareholders and until its successor is duly elected and qualified. The following is a breakdown of the voting results:

			BROKER
DIRECTOR	FOR	WITHHELD	NON-VOTES
John R. Harris	21,464,988	710,110	3,555,355

Proposal 2 – Amendment to the Company's 1998 Stock Option and Incentive Plan. The shareholders of the Company approved an amendment to the Company’s 1988 Stock Option and Incentive Plan (the “Plan”) to (i) increase the sublimit under the Plan for issuances of restricted stock and restricted stock units by 1,200,000 shares, and (ii) increase the total number of shares available for issuance under the Plan by 1,200,000 shares.  The following is a breakdown of the voting results:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
19,155,672	3,010,950	8,476	3,555,355

Proposal 3 – Amendment to the Company's Employee Stock Plan. The shareholders of the Company approved an amendment to the Company’s Employee Stock Plan (the “Purchase Plan”) to (i) increase the number of shares authorized for issuance under the Purchase Plan by 250,000 shares, and (ii) extend the term of the Purchase Plan by five years until July 1, 2023. The following is a breakdown of the voting results:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
21,994,031	179,161	1,906	3,555,355

Proposal 4 – Advisory Vote on Executive Officer Compensation. The shareholders of the Company approved an advisory vote on executive officer compensation. The following is a breakdown of the voting results:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
17,073,824	3,917,676	1,183,598	3,555,355

Proposal 5 –  Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. The shareholders of the Company voted in favor of a frequency of holding future advisory votes on executive compensation every year. The following is a breakdown of the voting results:

				BROKER
1 YEAR	2 YEARS	3 YEARS	ABSTAIN	NON-VOTES
17,862,062	5,732	4,269,262	38,042	3,555,355

In accordance with its own recommendation and the shareholders’ voting results on Proposal 4, the Company’s Board of Directors has determined to hold an advisory vote on executive compensation every year at the Company’s Annual Meeting of Shareholders until the next required vote by shareholders on the frequency of shareholder votes on the compensation of executives. Accordingly, the next advisory vote on executive compensation will be held at the 2018 Annual Meeting of Shareholders.

Proposal 6 – Appointment of RSM US LLP as Independent Auditor. The shareholders of the Company ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	NON-VOTES
25,686,390	28,087	15,976	-

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HACKETT GROUP, INC.

Date: May 9, 2017	By:	/s/ Robert A. Ramirez
Robert A. Ramirez
Executive Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of The Hackett Group, Inc., dated May 9, 2017.